SCHEDULE 14A INFORMATION



   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934



Filed by the Registrant [x]


[x]  Definitive Proxy Statement

               -----------------------------------

            MIMBRES VALLEY FARMERS ASSOCIATION, INC.
        (Name of Registrant as Specified in Its Charter)

               -----------------------------------

Payment of Filing Fee:

[x]  No fee required.

            MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                          811 S. Platinum
                     Deming, New Mexico  88030

           NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the 1997 Annual Meeting of the stockholders (the "Meeting") of Mimbres Valley Farmers Association, Inc. ("Farmers" or the "Company") will be held at the Deming Civic Center, 110 South Diamond, Deming, New Mexico, on October 29, 1997 at 10 a.m. for the following purposes:

          (1)  To elect Directors; and

          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof, including proposals to adjourn from time to time.

     Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Meeting.

     Pursuant to Farmers' Bylaws, the Board of Directors has fixed the close of business on August 26, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Farmers.

                              By Order of the Board of Directors

                              Garry S. Carter
                              General Manager and Board Secretary

Deming, New Mexico
DATED:  October 9, 1997


Attachments:  (1)   Proxy
              (2)   Proxy Statement
              (3)   Annual Report on Form 10-KSB


     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

                  PLEASE MAIL YOUR PROXY PROMPTLY

             MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                          811 S. Platinum
                     Deming, New Mexico  88030

                             P R 0 X Y

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Leone Anderson, Jim T. Hyatt, William R. Johnson, III, James E. Keeler, Judy Phillips, Gary Shiflett and Douglas Tharp, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated hereon, all shares of common stock of Mimbres Valley Farmers Association, Inc. held of record by the undersigned on August 26, 1997 at the annual meeting of undersigned stockholders of the corporation to be held on October 29, 1997 at 10 a.m. at the Deming Civic Center, 110 South Diamond, Deming, New Mexico or any adjournment thereof, as indicated on the proposal for election of directors described in the proxy statement.

     This proxy revokes all proxies previously granted by the undersigned for any purpose.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are provided, this proxy will be voted for all nominees.

               _____________________________________

                 Proposal - Election of Directors

     The nominees for director are Leone Anderson, James E. Keeler and Douglas Tharp.

     _____ FOR all nominees

     _____ AGAINST all nominees

     _____ FOR only the following nominees: __________________________________


     If any other matters are properly brought before the meeting or any adjournment thereof, which the Board of Directors did not know, a reasonable time before its solicitation of this proxy, were to be presented at the meeting, the persons named above as proxies are authorized to vote in accordance with their best judgment.
               _____________________________________


     Please sign exactly as name appears hereon, in blue or black ink. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:__________________________________      Date: October _____, 1997


Signature of Joint
Owner (if any):_____________________________      Date: October _____, 1997


Please sign and return this proxy promptly using the enclosed envelope.
Thank you.

             MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                          811 S. Platinum
                     Deming, New Mexico  88030

                          October 9, 1997


                          PROXY STATEMENT


     This proxy statement, which is being mailed to shareholders on or about October 9, 1997, is furnished in connection with the solicitation of proxies by the Board of Directors of Mimbres Valley Farmers Association, Inc. for use at the Annual Meeting of Shareholders to be held on October 29, 1997. Much of the information in this proxy statement is required by the rules of the Securities and Exchange Commission under the authority of the Securities Exchange Act of 1934.

     The Annual Meeting is called for the purposes stated in the accompanying notice of the meeting. All shareholders of Farmers' single class of common stock as of the close of business on August 26, 1997 are entitled to vote at the meeting. As of that date, there were 13,776 shares of the common stock authorized and issued. On each matter coming before the meeting, a shareholder is entitled to one vote for each share of stock held as of the record date. No person was known to own as much as 5% of the common stock as of August 26, 1997.

     If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting by the Proxy Committee of the Board of Directors in accordance with the instructions of the shareholder. If no specific instructions are designated, the shares will be voted as recommended by the Board of Directors.

     A proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at that time by delivering a written revocation to the Secretary of Farmers. Otherwise, revocation of a proxy must be sent in writing to Farmers Secretary at 811 S. Platinum, Deming, New Mexico 88030.

     Each share will count for one vote; a matter will be adopted if a majority of shares voted votes in favor, without regard to abstentions.

     Farmers will bear the cost of the solicitation of proxies, consisting principally of printing and mailing expenses. Solicitations will be made primarily by mail, but to the extent necessary to assure sufficient representation, some directors, officers or regular employees of Farmers may solicit proxies in person or by telephone without special compensation.

                       ELECTION OF DIRECTORS

     The terms of three of Farmers' seven directors---Leone Anderson, James E. Keeler and Douglas Tharp---expire this year.
Each of these three directors has been nominated to serve new, three-year terms. Certain information about the nominees, other directors, and the Company's General Manager is included in Part III of the Company's 1997 Annual Report on Form 10-KSB, a copy of which is enclosed with this proxy statement.

                       SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There is no person or group (as the term is used in Section
13(d)(3) of the Securities Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the Company's common stock, which is the only class of the Company's voting securities.

     Security ownership of management, including directors, as of August 26, 1997 is as follows:


Name of Beneficial       Amount and Nature of   Percent of Issued
     Owner                   Beneficial            Common Stock
                           Ownership(1)(2)       Beneficially Held

Leone Anderson               11 shares(3)              *

Jim T. Hyatt                 28 shares                 *
                            286 shares(4)              2.08%

William R. Johnson, III     56.5 shares                *

James E. Keeler             240 shares                 1.74%

Gary Shiflett                 4 shares                 *

Judy Phillips              240 shares                  1.74%

Douglas Tharp              240 shares(5)               1.74%

Garry S. Carter             50 shares                  *

All directors and
executive officers        1155.5 shares                8.39%
                                              ________________________

  *Less than one percent
  (1) There are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules 13d-3(d)(1) of the Securities Exchange Act of 1934.
  (2) Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
  (3)  Joint voting and investment power with daughter.
  (4) Shared voting and investment power arises through interests in partnership and corporation that are owners of record.
  (5)  Joint voting and investment power with spouse.

                  INDEPENDENT PUBLIC ACCOUNTANTS

     William D. Kennon, Certified Public Accountant, 908 South Platinum, Deming, New Mexico 88030, and Arthur Andersen LLP, 6501 Americas Parkway NE, Suite 400, Albuquerque, New Mexico 87110 have acted as the Company's independent accountants since June 12, 1996. Representatives from William B. Kennon, CPA and Arthur Andersen LLP are expected to be present at the annual shareholders' meeting to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

     The Board has not selected an accountant or accountants for approval by the shareholders at the Meeting, and has not scheduled any election at the Meeting on the selection or ratification of accountants. Although the Board has no complaint about the efforts or work product of the Company's current independent accountants, it wishes to explore the potential for savings that may be available through additional investigation into the selection of auditors.

     SEC Rule 14a-101 specifies that if a reporting company's independent accountant has resigned within the company's two most recent fiscal years, then certain information concerning the resignation must be included in the proxy statement and/or the annual report. Since Morrow & Company, Farmers' previous independent accountant, resigned in June, 1996, the Rule 14a-101 requirement applies to this proxy statement. The following discussion is essentially a repetition of what was included in last year's proxy statement.

     On June 4, 1996, the Company received a letter of resignation by its independent auditors, Morrow & Company, Certified Public Accountants, 800 West Florida, Deming, New Mexico ("Morrow"), which had acted in its capacity for eleven years. The full text of the letter, which is dated June 3, 1996, is as follows:

     Dear [Farmers Manager and Board]:

     I regret to inform you that due to my involvement in the acquisition of [Farmers] common stock, I must resign my position as auditor of the company. Rules of the American Institute of Certified Public Accountants require the auditor of the company to be independent. With the acquisition of one share of stock, I am no longer independent.

     I have appreciated the working relationship I have had with management, employees and the board for the last eleven years. If you or my successor should have any questions, please feel free to contact me at any time.

     This resignation is effective immediately.

     Sincerely,

     Harold C. Morrow, CPA

     The reference in Morrow's letter to "involvement in the acquisition" of Farmers stock apparently refers to Harold Morrow's role as a bidder in a tender offer made June 3, 1996 (the "Tender Offer") by John V. Brownfield, James W. Donaldson, Jr., Harold Morrow, Kenny Stevens, Frederick Sherman and John Keck. Although the tender materials stated that Harold Morrow entered into an agreement on May 24, 1996 with other members of the acquisition group pertaining to acquisition of Farmers shares, Farmers was given no advance notification of either Morrow's resignation or of his participation in the Tender Offer. Morrow's resignation was neither requested nor advised by Farmers.

     Morrow's reports on Farmers' financial statements for the two fiscal years preceding his resignation (i.e., fiscal year 1994 and fiscal year 1995) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal year 1994 and fiscal year 1995, and any subsequent interim period preceding Morrow's resignation, there had not been any disagreements with Morrow on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morrow, would have caused Morrow to make a reference to the subject matter of disagreements in connection with its report.

           SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholders may submit proposals appropriate for shareholder action at the Company's 1998 Annual Meeting. In order to be included in the proxy statement and form of proxy for that annual meeting, all such proposals must be received by the company no later than June 3, 1998. Proposals should be directed to Secretary, Mimbres Valley Farmers Association, Inc., 811 S. Platinum, Deming, New Mexico 88030.

                    INCORPORATION BY REFERENCE

     The Company's 1997 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.